Exhibit 10.11
NOTICE OF RESTRICTED STOCK UNIT GRANT
GRAIL, INC.
2016 EQUITY INCENTIVE PLAN
___________________
The participant named below (“Participant”) has been granted restricted stock units (“RSUs”) to purchase shares of Class A Common Stock, $0.001 par value per share (the “Common Stock”), of Grail, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2016 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the RSU Agreement attached hereto as Exhibit A, including its annexes (the “RSU Agreement”). The provisions of the Plan shall control in the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to you.

Participant:
Maximum Number of Shares of Common Stock Subject to the Award (the “Shares”):
Date of Grant: [●]
Vesting Start Date: [●]
Vesting Schedule: For so long as Participant continuously provides services to the Company (or any Subsidiary or Parent of the Company) as an employee, officer, director, contractor or consultant, the RSUs will vest as follows: (a) _____________; each such date a “Vesting Date.”
General; Agreement: By their signatures below, Participant and the Company agree that the RSUs are granted under and governed by this Notice of Restricted Stock Unit Grant (this “Grant Notice”) and by the provisions of the Plan and the RSU Agreement. The Plan and RSU Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the RSU Agreement, as applicable. By signing below, Participant acknowledges receipt of a copy of this Grant Notice, the Plan and the RSU Agreement, represents that Participant has carefully read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their respective terms and conditions. Participant acknowledges that there will be tax consequences upon vesting of the RSUs and the disposition of the underlying Shares and that Participant should consult with a tax adviser. Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s service status changes between full and part time status in accordance with the Company policies relating to work schedules and vesting of equity awards.

Restricted Stock Unit
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the RSU Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

GRAIL, INC.

By:		Participant Signature:	/
Typed Name:		Participant’s Name:
Title:	Chief Executive Officer
2

Exhibit A
RSU Agreement

RESTRICTED STOCK UNIT AGREEMENT
GRAIL, INC.
2016 EQUITY INCENTIVE PLAN
This RSU Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Restricted Stock Unit Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Grail, Inc., a Delaware corporation (the “Company”), and the Participant named on the Grant Notice (the “Participant”). Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Company’s 2016 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.
In consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.
1.GRANT OF RESTRICTED STOCK UNITS. The Company hereby grants to the Participant restricted stock units in the amount set forth in the Grant Notice, pursuant to the provisions of the Plan, the terms of which are incorporated herein, and further subject to the terms and conditions hereinafter set forth (“RSUs”). Each RSU shall represent the right to receive one share of Class A Common Stock of the Company, $0.001 par value per share (the “Common Stock”) upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement, the Grant Notice and the Plan.
2.VESTING AND TERMINATION.
(a)In General. Subject to the provisions of the Plan and the limitations contained in this Agreement, the RSUs will vest and become exercisable in accordance with the vesting schedule set forth in the Grant Notice; provided Participant has not incurred a Termination of Service on or prior to the applicable Vesting Date. Vesting will cease upon the Participant’s Termination of Service (except as set forth below in Sections 2(b) through (e)), and any unvested portion of RSUs will be forfeited.
(b)Partial Acceleration Upon a Termination of Service without Cause or a Resignation for Good Reason, or Due to Death or Disability. Notwithstanding the foregoing and any other provisions of the Plan to the contrary, upon the Participant’s Termination of Service (i) by the Company without Cause, (ii) by the Participant for Good Reason or (iii) due to Participant’s death or Disability (as each such term is defined in Participant’s offer of employment dated ____________ (the “Employment Agreement”)), then Participant will immediately vest in a number of RSUs that Participant would have vested in over the next 12 months had Participant continued in employment or other service during such period.
(c)Vesting Acceleration Upon a Change in Control. Notwithstanding the foregoing and any other provisions of the Plan to the contrary, upon a Termination of Service by the Company without Cause (excluding as a result of death or disability) or a resignation for

Good Reason upon or within twenty-four (24) months after, or within three months before, the completion of a Change of Control (as such term is defined in the Employment Agreement), then any portion of the Participant’s RSUs that was not vested prior to such Change of Control will vest in full on the date of such Termination of Service.
(d)Termination of Service as an Employee for Any Reason Except for Cause Upon Completion of Twenty-Four Months of Service. Notwithstanding the foregoing and any other provisions of the Plan to the contrary, in the event the Participant has completed twenty-four (24) months of service with the Company, upon a Termination of Service for any reason other than by the Company for Cause, Participant will be provided with the opportunity to transition from serving as an employee and officer of the Company to serving as a Board member, advisor or consultant for up to twelve (12) months of additional bona fide service to the Company, during which period the RSUs will continue to vest so long as Participant does not have a Termination of Service during such 12-month period; provided that the Board may elect to terminate such 12-month period of service early, in which case, unless such termination is for Cause, any RSUs that would have vested had Participant continued to provide services during the entire 12-month period will immediately accelerate and vest. For the avoidance of doubt, in the event that Participant elects to continue to serve as a Board member, advisor or consultant after a termination of employment by the Company without Cause, or by Participant for Good Reason, it will not be deemed a Termination of Service and Participant will not be entitled to accelerated vesting under Section 2(b) hereof.
For purposes of this Agreement, “Termination of Service” is defined as the cessation of the employment relationship such that the Participant is no longer an employee, officer, director, contractor, consultant or advisor to the Company or any of its Subsidiaries or Parents.
3.TERMS AND CONDITIONS. It is understood and agreed that the RSU evidenced hereby is subject to the following terms and conditions:
(a)No Right to Continued Service. Nothing in the Plan or this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
(b)No Right to Future Awards. Any award granted under the Plan shall be a one-time award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
4.ISSUANCE OF SHARES. Subject to Section 12(b), the Company will deliver to Participant a number of Shares equal to the number of RSUs subject to the Award that become vested in accordance with the terms of this Agreement, as soon as practicable (but, in any event no later than sixty (60) days) following the date on which such RSUs become vested; provided that, notwithstanding anything in the Plan to the contrary, any remaining right to a distribution of the Shares will be forfeited if the Company terminates Participant’s service for Cause prior to the date on which the Shares are distributed to Participant. Any Shares issued to Participant under this Agreement are subject to the restrictions on transfer and other restrictions as set forth in this Agreement and the Plan.
5.[DIVIDEND EQUIVALENTS. 1 If a dividend is declared on Shares during the period commencing on the Date of Grant and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to this Agreement, the Participant shall be eligible to receive the dividend that the Participant would have received had the Shares underlying the RSUs been held by the Participant as of the time at which such dividend was declared in the same form as is provided to other shareholders of the Company (a “Dividend Equivalent”), which Dividend Equivalent will be paid to the Participant as soon as reasonably practicable (and in no event later than 30 days) after the applicable Vesting Date of the corresponding RSUs. For clarity, no Dividend Equivalent will be paid with respect to any RSUs that are forfeited.]
6.COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with: (i) Section 25102(o) of the California Corporations Code (“Section 25102(o)”) and (ii) Rule 701 et seq. promulgated by the Securities and Exchange Commission under the Securities Act (“Rule 701”), Regulation D or any other applicable exemption from registration under the Securities Act (collectively, the “Registration Exemptions”). Any provision of this Agreement that is inconsistent with Section 25102(o) or does not comply with a Registration Exemption shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or a Registration Exemption. The settlement of the RSUs and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
7.TRANSFER OF RSUs. Except as may be permitted by the Committee, neither the RSUs nor any right with respect to the RSUs shall be assignable, alienable, saleable or transferable by the Participant other than by will or the applicable law of descent and distribution or by instrument to a testamentary trust in which the RSUs are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e). The terms of the RSUs shall be binding upon the executors, administrators, successors and assigns of Participant. This provision shall not apply to any RSUs that have been fully settled and shall not preclude forfeiture of any of the RSUs in accordance with the terms herein.
8.RESTRICTIONS ON SHARES ISSUED UPON SETTLEMENT OF RSUs. To the extent that Shares are issued to the Participant hereunder which are not registered under the U.S. Securities Act of 1933, as amended from time to time, and the rules, regulations and guidance thereunder, pursuant to an effective registration statement, the stock certificates
1 Note to GRAIL: Please confirm that participants are eligible to receive dividend equivalents.

evidencing such Shares may bear such restrictive legend as the Company deems to be required or advisable under applicable law.
(a)Disposition of Shares. Participant hereby agrees that Participant shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:
(i)Participant shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(ii)Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;
(iii)Participant shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
(iv)Participant shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the RSUs, the issuance of Shares thereunder or any other issuance of securities under the Plan.
(b)Restriction on Transfer. Participant shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.
(c)Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to the Company’s Right of First Refusal granted hereunder and the market stand-off provisions of Section 9 below, to the same extent such Shares would be so subject if retained by Participant.
9.MARKET STANDOFF AGREEMENT. Participant agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Participant will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASDAQ and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: transfers of Shares permitted under Section 10(f) hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 9 as a condition precedent to such transfer; and sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
10.COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Participant or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
(a)Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); the number of Offered Shares to be transferred to each Proposed Transferee; the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
(b)Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

(c)Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
(d)Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
(e)Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety (90) days after the date of the Notice, any such sale or other transfer is effected in compliance with all applicable securities laws, and each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: the transfer of any or all of the Shares during Participant’s lifetime by gift or on Participant’s death by will or intestacy to any member(s) of Participant’s “Immediate Family” (as defined below) or to a trust for the benefit of Participant and/or member(s) of Participant’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Participant’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Participant or Participant’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Participant and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
(g)Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) (the “IPO Date”); on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
(h)Encumbrances on Shares. Participant may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.
(i)Effect of Company Co-Sale Agreement. If Participant is, or at any time hereafter becomes, a party to or otherwise bound by (i) the Company’s Right of First Refusal and Co-Sale Agreement, dated as of January 8, 2016, by and among the Company and certain stockholders of the Company, as such may be amended and/or restated from time to time and/or (ii) any other agreement that is a successor to or replacement of such agreement (collectively, the “Company Co-Sale Agreement”), and in the event of any conflict or inconsistency between the provisions of Section 9 hereof and/or this Section 10(i) and any provisions in the Company Co-Sale Agreement granting the Company and/or other security holders of the Company rights of first refusal and/or co-sale rights with respect to any or all of the Shares or imposing market stand-off restrictions, Participant agrees with the Company that the terms and conditions of the

Company Co-Sale Agreement shall apply, govern, supersede and prevail over (and in lieu of) the provisions of Section 9 hereof and/or of this Section 10(i) (as applicable) so long as the Company Co-Sale Agreement is in effect and Participant is a party to or bound thereby. If the Company Co-Sale Agreement is no longer in effect or if Participant is not a party to or bound thereby, then the provisions of this Section 10(i) shall apply in full force and effect until termination of the Right of First Refusal and the provisions of Section 9 hereof shall apply in full force and effect in accordance with its terms.
11.RIGHTS AS A STOCKHOLDER. Participant shall not have any rights of a stockholder with respect to the RSUs unless and until the RSUs are vested and Shares are issued to Participant. Subject to the terms and conditions of this Agreement, Participant will have all of the rights of a stockholder of the Company with respect to the Shares issued in respect of the RSUs from and after the date that the Shares are delivered to Participant hereunder until such time Participant disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Participant will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation. The RSUs are an unfunded promise by the Company to deliver Shares subject to the terms hereunder and Participant is an unsecured creditor of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between Participant and the Company or any other person.
12.TAX LIABILITY; WITHHOLDING REQUIREMENTS.
(a)The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or settlement of any RSUs granted hereunder.
(b)The Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. To the extent any RSUs vest before the IPO Date, the Participant may provide for payment of withholding taxes upon settlement of such RSUs by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In case of stock withholding, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise. If the Participant elects to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.
13.ESCROW. As security for Participant’s faithful performance of this Agreement, Participant agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Participant and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.
14.COMPANY CO-SALE AGREEMENT AND VOTING AGREEMENT. As a material inducement and consideration for the Company to enter into this Agreement, Participant hereby agrees that if the Company requests Participant to enter into and become a party to, (a) the Company Co-Sale Agreement (and to subject the Shares to the rights of first refusal held by the Company and other Company investors thereunder and the co-sale rights of other investors thereunder) and/or (b) the Company Voting Agreement (pursuant to which Participant would agree to vote all shares of Company stock held by Participant for the election of directors and in favor of certain material transactions (such as mergers or sales of the Company), then Participant will enter into such agreements and execute and deliver signature pages thereto (as requested by the Company) in such capacities and at such time as the Company requests.
15.RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
(a)Legends. Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Participant and the Company, or any agreement between Participant and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(i)THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS,

PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(ii)THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RSU AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(iii)THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN RSU AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED FOR A PERIOD AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
Participant agrees that if the Participant becomes a party to (i) the Company Co-Sale Agreement or (ii) (A) the Company’s Voting Agreement dated as of January 8, 2016 by and among the Company and certain stockholders and other investors in the Company, as such may be amended and/or restated from time to time and/or (B) any other voting agreement that is a successor to or replacement of such Voting Agreement (collectively, the “Company Voting Agreement”), then the stock certificate(s) evidencing the Shares shall, in addition, bear any additional legends required under the Company Co-Sale Agreement and/or the Company Voting Agreement, as applicable.
(b)Stop-Transfer Instructions. Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

16.NOT SALARY, PENSIONABLE EARNINGS OR BASE PAY. The Participant acknowledges that the RSUs shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.
17.RECOUPMENT/CLAWBACK. The grant of these RSUs (including any amounts or benefits arising from the RSUs) shall be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement the Company has in place from time to time.
18.REFERENCES. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.
19.GENERAL PROVISIONS.
(a)Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.
(b)Entire Agreement. The Plan and the Grant Notice are each incorporated herein by reference. This Agreement, the Grant Notice, and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
20.NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Participant at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
21.AMENDMENT; WAIVER. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.
22.SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
23.GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
24.FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
25.TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
26.COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
27.SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
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